Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82

[Black and white print advertisement.]
[Upper 55% of the ad is a photograph of two fencers sparring; headline prints in three lines, centered, in white type over the bottom of the photograph CGM FOCUS FUND. SO SELECTIVE, ONLY A FEW STOCKS ARE GOOD
ENOUGH TO MAKE THE CUT.]
[Below the photograph printing in two columns in black type against a white background is the following text:]
[left column:] Veteran fund manager Ken Heebner is more focused than ever with CGM Focus Fund. The Fund draws its performance from a core position of carefully selected stocks. CGM Focus Fund returned 81.6% over the past 12 months.
[right column:] This extraordinary performance came from selling tech stocks short, just one of the investment strategies the Fund employs. If focus and flexibility make sense for your portfolio, call toll-free for complete information.
[Between the two columns of ad body copy appears the following text:]
[in larger type than the ad body copy:] CGM Focus Fund
Total Return
(7/1/00 - 6/30/01)
81.6%*
[A line drawing of a fencer in a box with a black and white striped background appears below the left column of text (logo). To the right of the logo is the following text (centered on the ad):]
[in larger type than the ad body copy:] CGM Focus Fund
The CGM Funds, 222 Berkeley St., Suite 1013
Boston, MA 02116 www.cgmfunds.com
[A phone number appears next and prints in a larger size than does the ad body copy.]
1-800-598-0744
[Beneath the body of the ad running the full width is the following text in black type against a white background (slightly smaller type size than ad body copy):]
[The numbers that appear in the following copy are larger than the surrounding text and are the same size as numbers that appear in the text.]
*81.6% and 20.5% are the average annual total returns of CGM Focus
Fund for the one-year period ended 6/30/01 and from inception on 9/3/97 through 6/30/01. The Fund's advisor has agreed to limit the Fund's expenses. Otherwise, the total return would be lower. Lipper Inc., an independent mutual fund ranking agency, ranks, CGM Focus Fund #1 of 315 capital appreciation funds for one-year performance through 6/30/01. This information represents past performance, which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] NO-LOAD
Copyright 2001 CGM

                                                                    Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82

[Television commercial in color.]
[The ad begins with a long shot of an old-fashioned shooting gallery. The targets are ducks--all white with one yellow exception. The ducks move on a horizontal track from one side of the gallery to the other on two levels amidst a background of bushes, trees (with squirrel climbing up and down), ponds, and blue sky. To open, all the ducks are upright. Carnival music plays in the background and a voice reads:]
Many mutual funds were hit hard last year.
[The camera cuts to a view behind a gun (though there is no gun shown)
and closes up as the first duck falls. Sound effect and voice over follow:]
PING!
Some were nailed by dot com investments.
[Another duck drops. Sound effect and voice over follow:]
PING!
Others were flattened by the telecoms.
[Another duck drops. Sound effect and voice over follow:]
PING!
Some believed technology would bound back....
[Another duck drops and the duck two down from it pops back up.
Sound effects and voice over follows:]
PING!
 ... only to be knocked down again.
[A bear pops up behind a bush and roars; another duck drops. Sound effects and voice over follow:]
PING!
And some suffered from a difficult market environment
[Camera roves gallery where now only the one yellow duck remains moving back and forth. This scene dissolves to slide with type dropping out from a dark blue background to read:]
CGM Focus Fund
One Year Total Return
81.6%
7/1/00 - 6/30/01
[In smaller type below (with larger numbers):] *81.6% and 20.5% are the average annual total returns for CGM Focus Fund for the 1-year period ended 6/30/01 and from inception on 9/3/97 through 6/30/01.
The Fund's adviser has agreed to limit the Fund's operating expenses through 12/31/01. Otherwise the total return would be lower.

Lipper Inc., an independent mutual fund ranking agency, ranks CGM
Focus Fund #1 of 315 capital appreciation funds for 1-year performance through 6/30/01.
[A lone yellow duck moves horizontally from right to left across the screen. Voice over follows:]
But CGM Focus Fund returned 81.6% over the past 12 months. This extraordinary performance came from selling tech stocks short, just one of the investment strategies the Fund employs.
[Slide dissolves into another blue-background slide with logo (line drawing of a fencer in a box with a black and white horizontally striped background) and a telephone number with text that follows; a lone yellow duck moves horizontally from right to left across the screen on top of the text.]
1-800-CGM-INFO [in large type and the following disclosure in smaller type:]
This information represents past performance, which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or a loss when you sell your shares.
For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest or send money.
[The final voice over follows:]
For a prospectus, call toll-free, 1-800-CGM-INFO.
[Commercial ends.]